FormulaFolios US Equity Portfolio

Class 1 Shares

Supplement dated September 14, 2016

to the Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2016

The following supersedes any contrary information contained in the Portfolio’s current Prospectus and SAI.

Effective September 1, 2016, Aaron Johnson will no longer serve as a portfolio manager for the Portfolio. Accordingly, all references to Aaron Johnson in the Prospectus and SAI are deleted.

In the summary section of the Prospectus, under the heading “Portfolio Managers,” on page 2, the heading and table is deleted and replaced with the following:

Portfolio Managers. The following members of the Adviser’s Investment Committee (the “Investment Committee”) are responsible for the day-to-day management of the Portfolio:

Portfolio Managers	Primary Title	With the Portfolio Since:

Jason Wenk	President/Chief Investment Strategist/Member of the Investment Committee	November 2015
Brandon Graetz	Member of the Investment Committee	September 2016
Ryan Wheless	Member of the Investment Committee	November 2015
Keith Springer	Member of the Investment Committee	November 2015

The following replaces the disclosure under the “Portfolio Managers” section on page 5 of the Prospectus and on page B-18 of the SAI:

Portfolio Managers

The following provides additional information about the portfolio managers who are responsible for the day-to-day management of the Portfolio’s assets. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of investments in the Portfolio.

Jason Wenk. Mr. Wenk is the founder and Chief Investment Strategist of the Adviser. Prior to founding the Adviser in 2012, Mr. Wenk also founded Retirement Wealth Advisors Inc. He started his career in 2000 at Morgan Stanley, where he worked for 2 years prior to the founding of Retirement Wealth Advisors, Inc. in 2002. Mr. Wenk’s research has been highly regarded and often featured in industry publications such as The Wall Street Journal, Institutional Investor, Forbes, and Investment News. His blog, www.JasonWenk.com is one of the most read finance blogs in the United States with over 10,000 professional and individual investor subscribers.

Brandon Graetz. Brandon Graetz is a Financial Advisor with Retirement Wealth Advisors with over 15 years of experience.  Before finishing his finance degree at Grand Valley State University in 2000, Mr. Graetz was recruited by Edward Jones to be an Investment Representative for their firm.  He later spent a decade in leadership roles within the banking industry, including time with JP Morgan (2003-2007) as an Investment Representative and Associate Vice President and Huntington Bank (2007-2011) as an Investment Representative and Vice President.

Ryan Wheless. Ryan Wheless has been helping clients reach and maintain their financial goals for over a decade, and is the founder and President of Allied Wealth since 2011, a Registered Investment Advisory firm headquartered in Houston, Texas. Ryan has been featured in Forbes Magazine and was the producer and co-host for “The Retirement

1

News Network.” He frequently appears on “Great Day Houston” and is also a Fortune.com, Annuity123.com, and Fox Business contributor. His radio show, “Money Made Simple,” airs on News 92 FM KROI, The Answer 1070 AM KNTH, and News Radio 740 AM KTRH in the greater Houston area. He has earned the following professional designations and affiliations: CRPC® (Chartered Retirement Planning Counselor®) CCIM (Certified Commercial Investment Manager).

Keith Springer. Keith Springer is the author of Facing Goliath: How to Triumph in the Dangerous Market Ahead, radio host of Smart Money with Keith Springer on 1530 AM KFBK and Talk650 KSTE, daily financial analyst for KTXL FOX40 (since 2011), editor of the Smart Money Newsletter, a market technician, a financial writer , multinational philanthropist, and President and founder of Springer Financial Advisors in Sacramento CA, an SEC Registered Investment Advisory Firm (since 1998). He has developed a US Trademarked, proprietary process, known as Top-Down Tactical™ for building tax-efficient and retirement focused portfolios for high net worth individuals. Keith has been providing professional financial advice for more than 28 years, specializing in wealth management solutions for the most complex individual and institutional portfolios worldwide. He is a graduate of Clark University in Worcester, MA, with additional studies at Kings College, University of London.

In the SAI, under the heading, “Portfolio Managers,” the tables under the sub-headings “Other Accounts Managed by the Portfolio Managers” and “Portfolio Managers’ Ownership of the Portfolio” are replaced with the following:

Other Accounts Managed by the Portfolio Managers

The table below identifies, for the Portfolio Managers of the Portfolio, the number of accounts managed (excluding the Portfolio) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that the advisory fees for any of these accounts are based on account performance, this information is reflected in separate tables below. Asset amounts are approximate as of the date of this SAI, and have been rounded. The following table lists the number and types of accounts managed by the portfolio managers and assets under management in those accounts as of June 30, 2016.

Portfolio Manager	Registered Investment Companies (excluding the Portfolio)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts

Jason Wenk	0	0	0	0	10,,072	$1,146,888,541.56
Brandon Graetz	0	0	0	0	10,072	$1,146,888,541.56
Ryan Wheless	0	0	0	0	10,072	$1,146,888,541.56
Keith Springer	0	0	0	0	10,072	$1,146,888,541.56

Portfolio Managers’ Ownership of the Portfolio

The following table shows the dollar range of equity securities beneficially owned by each portfolio manager of the Portfolio as of June 30, 2016:

Portfolio Manager	Dollar Range of Equity Securities in Managed Portfolio
Jason Wenck	$0
Brandon Graetz	$0
Ryan Wheless	$0
Keith Springer	$0

2

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information for Class 1 shares dated May 1, 2016, which provides information that you should know about the Portfolio before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Portfolio at 1-855-907-3233.

3